UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

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TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

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New York	0-14818	14-1541629
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 3, 2017, Trans World Entertainment Corporation (the “Company”) issued a press release in regards to the passing of Robert J. Higgins, the Company’s founder and Chairman of the Board of Directors who passed away on March 1, 2017.

As previously filed, effective July 12, 2016, Mr. Higgins transferred 14,279,715 shares of Common Stock to the Robert J. Higgins TWMC Trust (the “Trust”) as a gift for no consideration. The beneficiaries of the Trust are Mr. Higgins’ wife and children.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press Release of Trans World Entertainment Corporation dated March 3, 2017.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2017	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ Mike Feurer
Name: Mike Feurer
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Trans World Entertainment Corporation dated May 3, 2017.